                  DIRECTOR'S POWER OF ATTORNEY
                  ____________________________


          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to the Marshall & Ilsley Corporation 1993 Executive Stock Option Plan, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 15th day of February, 1994.



                              /s/ J.P. Bolduc
                              ____________________________
                              J.P. Bolduc

                  DIRECTOR'S POWER OF ATTORNEY
                  ____________________________


          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to the Marshall & Ilsley Corporation 1993 Executive Stock Option Plan, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 15th day of February, 1994.



                              /s/ Wendell F. Bueche
                              ____________________________
                              Wendell F. Bueche

                  DIRECTOR'S POWER OF ATTORNEY
                  ____________________________


          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to the Marshall & Ilsley Corporation 1993 Executive Stock Option Plan, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 15th day of February, 1994.



                              /s/ J.F. Chait
                              ____________________________
                              J.F. Chait

                  DIRECTOR'S POWER OF ATTORNEY
                  ____________________________


          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to the Marshall & Ilsley Corporation 1993 Executive Stock Option Plan, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 15th day of February, 1994.



                              /s/ Glenn A. Francke
                              ____________________________
                              Glenn A. Francke

                  DIRECTOR'S POWER OF ATTORNEY
                  ____________________________


          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to the Marshall & Ilsley Corporation 1993 Executive Stock Option Plan, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 15th day of February, 1994.



                              /s/ Burleigh E. Jacobs
                              ____________________________
                              Burleigh E. Jacobs

                  DIRECTOR'S POWER OF ATTORNEY
                  ____________________________


          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to the Marshall & Ilsley Corporation 1993 Executive Stock Option Plan, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 15th day of February, 1994.



                              /s/ Jack F. Kellner
                              ____________________________
                              Jack F. Kellner

                  DIRECTOR'S POWER OF ATTORNEY
                  ____________________________


          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to the Marshall & Ilsley Corporation 1993 Executive Stock Option Plan, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 15th day of February, 1994.



                              /s/ James F. Kress
                              ____________________________
                              James F. Kress

                  DIRECTOR'S POWER OF ATTORNEY
                  ____________________________


          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to the Marshall & Ilsley Corporation 1993 Executive Stock Option Plan, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 15th day of February, 1994.



                              /s/ Dennis J. Kuester
                              ____________________________
                              Dennis J. Kuester

                  DIRECTOR'S POWER OF ATTORNEY
                  ____________________________


          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to the Marshall & Ilsley Corporation 1993 Executive Stock Option Plan, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 15th day of February, 1994.



                              /s/ Don R. O'Hare
                              ____________________________
                              Don R. O'Hare

                  DIRECTOR'S POWER OF ATTORNEY
                  ____________________________


          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to the Marshall & Ilsley Corporation 1993 Executive Stock Option Plan, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 15th day of February, 1994.



                              /s/ J.A. Puelicher
                              ____________________________
                              J.A. Puelicher

                  DIRECTOR'S POWER OF ATTORNEY
                  ____________________________


          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to the Marshall & Ilsley Corporation 1993 Executive Stock Option Plan, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 15th day of February, 1994.



                              /s/ Stuart W. Tisdale
                              ____________________________
                              Stuart W. Tisdale

                  DIRECTOR'S POWER OF ATTORNEY
                  ____________________________


          The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of Marshall & Ilsley Corporation relating to the Marshall & Ilsley Corporation 1993 Executive Stock Option Plan, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

          Dated this 15th day of February, 1994.



                              /s/ James O. Wright
                              ____________________________
                              James O. Wright